SCHEDULE 14A
                    (Rule 14a-101)

        INFORMATION REQUIRED IN PROXY STATEMENT
               SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed by the Registrant                     [XX]
Filed by a party other than the Registrant  [  ]

Check the appropriate box:
--------------------------
[  ]  Preliminary Proxy Statement    [  ]  Confidential, For Use
                                           of the Commission
                                           Only (as permitted by
                                           Rule 14a-6(e)(2))
[XX]  Definitive Proxy Statement

[  ]  Definitive Additional Materials

[  ]  Soliciting Material Pursuant
      to Rule 14a-11(c) or Rule 14a-12


                 The Managers Funds
                 ------------------
(Name of Registrant as Specified in Its Charter)

       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
--------------------------------------------------
[XX] No fee required.

[  ] Fee computed on table below per Exchange Act
     Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[  ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
     Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:

                   [LOGO OMITTED:  MANAGERS]

                      40 RICHARDS AVENUE
                  NORWALK, CONNECTICUT 06854
                        800-835-3879
                   WWW.MANAGERSFUNDS.COM

                     MANAGERS VALUE FUND
             MANAGERS CAPITAL APPRECIATION FUND
                MANAGERS SMALL COMPANY FUND
               MANAGERS SPECIAL EQUITY FUND
             MANAGERS INTERNATIONAL EQUITY FUND
           MANAGERS EMERGING MARKETS EQUITY FUND
              MANAGERS INTERMEDIATE BOND FUND
                     MANAGERS BOND FUND
                 MANAGERS GLOBAL BOND FUND
                MANAGERS MONEY MARKET FUND

March 10, 2003

Dear Fellow Shareholder:

Enclosed is a proxy statement describing important proposals to be considered at a meeting of the shareholders of The Managers Funds. You are receiving the proxy statement and are entitled to vote on these proposals because you were a shareholder of one or more of the Funds identified above on March 3, 2003.

I am sure that you, like most people, lead a busy life and are tempted to put this proxy statement aside. Please do not! When shareholders do not vote, the Funds incur additional expenses to pay for follow-up mailings and telephone calls. Please take a few minutes to review the proxy statement and cast your vote. You can sign, date and return the proxy card in the en-closed postage prepaid envelope or, if you prefer, you can also vote by telephone or on the internet; our preference is via the internet since it saves the Funds money and your vote is tabulated immediately.

The primary purpose of this shareholder meeting is to approve an amendment to the Declaration of Trust that would allow the Funds to issue additional classes of shares. If this proposal is approved, the Funds' Board of Trustees will have the ability to create new classes of shares with features, such as investment minimums and servicing arrangements, that are tailored to appeal to particular categories of investors. We believe this will help the Funds attract additional assets which can benefit existing shareholders. You are also being asked to elect a Trustee. And, shareholders of the Money Market Fund are being asked to approve a technical change to one of the Fund's investment policies. Each proposal is described in greater detail in the enclosed proxy statement.

At a meeting held on February 10, 2003, the Board of Trustees considered and approved each of these proposals, subject to obtaining your approval. The Trustees have recommended that the shareholders of each Fund vote FOR each of the proposals.

Because shareholders of all Funds vote on two of the proposals, we have prepared one proxy statement, which reduces costs for the Funds. If you own shares in more than one Fund, you will receive only one proxy statement, but a separate proxy card for each of the Funds that you own. Please sign and return your proxy card(s) or vote by telephone or internet, as soon as possible, to help the Funds avoid the additional cost of engaging a proxy solicitation firm.

Your vote is important. Please take a moment now to sign and return your proxy card(s) in the enclosed, postage-paid return envelope. You may also vote by phone, by fax or over the internet, or you may vote in person at the shareholder meeting. If we do not receive your executed proxy card(s) after a reasonable amount of time, you may receive a telephone call from a proxy solicitor reminding you to vote. If you have questions about the shareholder meeting or any of the proposals, please feel free to call us at 1-800-835-3879.

Thank you for your cooperation and continued support.

Sincerely,

/s/ Peter M. Lebovitz
---------------------
Peter M. Lebovitz
President

                   OVERVIEW OF PROXY STATEMENT
                   ---------------------------

           IMPORTANT INFORMATION FOR SHAREHOLDERS OF
                       THE MANAGERS FUNDS

Although we encourage you to read the full text of the enclosed proxy statement, here is a brief overview of some matters affecting your Fund that will be the subject of a shareholder vote.

Q. WHEN WILL THE SHAREHOLDER MEETING BE HELD?

A. The meeting will be held on April 22, 2003, at 10:00 a.m.
   Eastern Time at the offices of The Managers Funds LLC, 40 Richards Avenue, Norwalk, Connecticut 06854. This meeting will cover those issues listed in this proxy statement, as well as any other matters properly brought before the meeting. The record date for determining which shareholders are eligible to vote on those issues has been set as the close of business on March 3, 2003. Only those shareholders that owned shares at that time are entitled to vote at the meeting.

Q. WHAT ARE THE ISSUES THAT WILL BE CONSIDERED AT THE SHAREHOLDER
   MEETING?

A. At the meeting, shareholders will be asked to consider the following matters:

Proposal                                             Funds Affected
------------------------------------------------     --------------
1. To amend the Declaration of Trust to permit
   the creation of multiple classes of shares
   for any Fund;                                        All Funds

2. To elect Peter M. Lebovitz as a Trustee of
   the Trust; and                                       All Funds

3. To approve an amendment to the investment         Managers Money
   restriction regarding underwriting                 Market Fund
   securities of other issuers for Managers
   Money Market Fund.

Q. HOW DOES THE BOARD OF TRUSTEES RECOMMEND
   THAT I VOTE?

A. The Board of Trustees recommends that you vote FOR each of the proposals on the enclosed proxy card(s).


Q. WHY ARE THE TRUSTEES PROPOSING TO AMEND THE DECLARATION OF
   TRUST TO ALLOW THE FUNDS TO ISSUE ADDITIONAL CLASSES OF SHARES?

A. The amendment to the Declaration of Trust (Proposed Amendment) would allow the Funds to offer additional classes of shares. The characteristics of any additional classes, such as minimum investment amounts, shareholder servicing arrangements and related expense structures, could be tailored to address the unique needs of different types of investors. The Trustees believe that with this capability the Funds will be able to take advantage of additional opportunities for the sale of Fund shares which would increase Fund assets, thereby producing economies of scale that benefit all Fund shareholders. The creation of any additional class of shares will not affect the characteristics of shares held by existing Fund shareholders.

Q. WHY ARE THE TRUSTEES PROPOSING THAT SHAREHOLDERS ELECT PETER
   M. LEBOVITZ AS TRUSTEE?

A. Mr. Lebovitz is currently a Trustee, but is the only Trustee who has not been elected by shareholders. The Trustees appointed Mr. Lebovitz to the Board in March 2002 as permitted under the Fund's Declaration of Trust and The Investment Company Act of 1940, as amended, (the "1940 Act"). The 1940 Act permits the Trustees to fill a vacancy on the Board of Trustees without shareholder approval, only if, immediately after filling the vacancy, at least two-thirds of the Trustees then holding office have been elected by the shareholders of the Trust. The 1940 Act requires the Trust to call a shareholder meeting for the election of Trustees if at any time less than a majority of the Trustees have been elected by shareholders. Because of Trustee retirements or otherwise, the Board of Trustees may in the future need to fill vacancies on the Board. Since a proxy is being sent for other purposes anyway, the Trustees are presenting Mr. Lebovitz to shareholders for election at this meeting in order to avoid a possible expense to the Funds associated with calling a shareholder meeting expressly for that purpose.

Q. WHY ARE THE TRUSTEES PROPOSING AN AMENDMENT TO THE INVESTMENT
   RESTRICTION REGARDING UNDERWRITING SECURITIES OF OTHER ISSUERS
   FOR MANAGERS MONEY MARKET FUND?

A. The proposed change will amend the fundamental investment restriction regarding underwriting securities of other issuers for Managers Money Market Fund. The amendment is designed to clarify that the Fund may invest substantially all of its assets in another investment company (as is currently the Fund's practice) even if, as a result, the Fund were technically deemed to be an underwriter of the securities of the other investment company under the federal securities laws. This change will not affect the way in which the Fund is managed.

Q. HOW DO I CONTACT YOU FOR MORE INFORMATION OR TO PLACE MY VOTE?

A. If you have any questions, please call The Managers Funds at
   (800) 835-3879 for additional information.

Use the enclosed proxy card(s) to record your vote for each of the proposals you may vote on, then return the card(s) in the postage-paid envelope. You can also vote by faxing your proxy card(s) to us at (203) 831-4120 or by calling (800) 690-6903 and recording your vote by telephone or on the internet at the website indicated on your ballot card.

                    [LOGO OMITTED:  MANAGERS]

                           PLEASE VOTE
                     YOUR VOTE IS IMPORTANT
              NO MATTER HOW MANY SHARES YOU OWN

                      MANAGERS VALUE FUND
               MANAGERS CAPITAL APPRECIATION FUND
                  MANAGERS SMALL COMPANY FUND
                 MANAGERS SPECIAL EQUITY FUND
               MANAGERS INTERNATIONAL EQUITY FUND
             MANAGERS EMERGING MARKETS EQUITY FUND
                MANAGERS INTERMEDIATE BOND FUND
                        MANAGERS BOND FUND
                     MANAGERS GLOBAL BOND FUND
                    MANAGERS MONEY MARKET FUND

                        40 Richards Avenue
                    Norwalk, Connecticut 06854
                           800-835-3879
                      www.managersfunds.com

                        TABLE OF CONTENTS
                        -----------------


NOTICE OF SPECIAL MEETING OF SHAREHOLDERS             1

INSTRUCTIONS FOR EXECUTING PROXY CARD                 2

PROXY STATEMENT                                       3

PROPOSAL 1: To Amend the Declaration of Trust to
  Permit the Creation of Multiple Classes of Shares
  for any Fund                                        8

PROPOSAL 2: To Elect Peter M. Lebovitz as a
  Trustee of the Trust                                9

PROPOSAL 3: To Approve an Amendment to the
  Investment Restriction Regarding Underwriting
  Securities of Other Issuers for Managers Money
  Market Fund                                        18

ADDITIONAL INFORMATION                               20

Exhibits
--------
Exhibit A -
  Proposed Amendment to Declaration of Trust         23

Exhibit B -
  Audit Committee Charter                            29

Exhibit C -
  Five Percent of Record or Beneficial Owners of
  Each Fund's Outstanding Shares                     31


              NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
              TO BE HELD ON April 22, 2003 AT 10:00 A.M.

TO SHAREHOLDERS OF THE MANAGERS FUNDS:

On April 22, 2003, The Managers Funds (the "Trust") will hold a special meeting of the shareholders of Managers Value Fund, Managers Capital Appreciation Fund, Managers Small Company Fund, Managers Special Equity Fund, Managers International Equity Fund, Managers Emerging Markets Equity Fund, Managers Intermediate Bond Fund, Managers Bond Fund, Managers Global Bond Fund and Managers Money Market Fund at the offices of The Managers Funds LLC (the "Manager"), 40 Richards Avenue, Norwalk, Connecticut 06854. The special meeting will begin at 10:00 a.m.

The meeting will be held for the following purposes:

1. To amend the Declaration of Trust to permit the creation of multiple classes of shares for any Fund;

2. To elect Peter M. Lebovitz as a Trustee of the Trust;
   and

3. To approve an amendment to the investment restriction regarding underwriting securities of other issuers for Managers Money Market Fund.

Only those shareholders that owned shares in a Fund at the close of business on March 3, 2003 can vote at this meeting or any adjournments that may take place.

By Order of the Board of Trustees,

/s/ Donald S. Rumery
--------------------
Donald S. Rumery
Secretary
Norwalk, Connecticut
March 10, 2003

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) IN THE POSTAGE PAID ENVELOPE OR BY FAX. YOU CAN ALSO VOTE BY TELEPHONE OR ON THE INTERNET.

             INSTRUCTIONS FOR EXECUTING PROXY CARD
             -------------------------------------
The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown on the proxy card.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the name of the proxy card. For example:

REGISTRATION                                  VALID SIGNATURE
--------------------------------              ------------------------
CORPORATE ACCOUNTS:
-------------------
(1) ABC Corp.                                 (1) ABC Corp.
                                                  John Doe, Treasurer

(2) ABC Corp.                                 (2) John Doe, Treasurer
    c/o John Doe, Treasurer

(3) ABC Corp. Profit Sharing Plan             (3) John Doe, Trustee

TRUST ACCOUNTS:
---------------
(1) ABC Trust                                 (1) Jane Doe, Trustee

(2) Jane Doe, Trustee
    u/t/d 12/28/78                            (2) Jane Doe

CUSTODIAL ACCOUNTS:
-------------------
(1) John Smith, Cust.                         (1) John Smith
    f/b/o John Smith, Jr. UGMA

(2) John Smith, Jr.                           (2) John Smith, Jr.,
                                                  Executor

                    [LOGO OMITTED:  MANAGERS]

                           PLEASE VOTE
                     YOUR VOTE IS IMPORTANT
              NO MATTER HOW MANY SHARES YOU OWN

                      MANAGERS VALUE FUND
               MANAGERS CAPITAL APPRECIATION FUND
                  MANAGERS SMALL COMPANY FUND
                 MANAGERS SPECIAL EQUITY FUND
               MANAGERS INTERNATIONAL EQUITY FUND
             MANAGERS EMERGING MARKETS EQUITY FUND
                MANAGERS INTERMEDIATE BOND FUND
                        MANAGERS BOND FUND
                     MANAGERS GLOBAL BOND FUND
                    MANAGERS MONEY MARKET FUND


                       40 RICHARDS AVENUE
                   NORWALK, CONNECTICUT 06854
                          800-835-3879
                     WWW.MANAGERSFUNDS.COM

                        PROXY STATEMENT

            FOR A SPECIAL MEETING OF SHAREHOLDERS
                 TO BE HELD ON APRIL 22, 2003

INTRODUCTION
------------
This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Trustees") of The Managers Funds (the "Trust") for use at a special meeting and any adjournment (the "Meeting") of the shareholders of Managers Value Fund, Managers Capital Appreciation Fund, Managers Small Company Fund, Managers Special Equity Fund, Managers Inter-national Equity Fund, Managers Emerging Markets Equity Fund, Managers Intermediate Bond Fund, Managers Bond Fund, Managers Global Bond Fund and Managers Money Market Fund (each a "Fund" and collectively, the "Funds") to be held at the offices of The Managers Funds LLC (the "Manager"), 40 Richards Avenue, Norwalk Connecticut, on April 22, 2003 at 10:00 a.m., Eastern Time.

The Trust is comprised of ten mutual funds, all of which are the subject of this proxy statement. Each such mutual fund is a separate series of the Trust. The Trust is a registered management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is organized as a Massachusetts business trust. The Manager, a subsidiary of Affiliated Managers Group, Inc. ("AMG"), located at 600 Hale Street, Prides Crossing, MA 01965, serves as investment manager of each Fund and is responsible for the Funds' overall administration. Managers Distributors, Inc., a wholly-owned subsidiary of the Manager, serves as the Funds' distributor.

The principal executive offices of the Trust are located at 40 Richards Avenue, Norwalk, Connecticut 06854. The enclosed proxy and this proxy statement are first being sent to shareholders on or about March 12, 2003.

At the meeting, shareholders will be asked to act on the following:

 * Shareholders of all Funds will be asked to approve an amendment to the Declaration of Trust permitting the Trustees to establish multiples classes of shares for any Fund. (Proposal 1). The proposed amendment is attached as Exhibit A to this proxy statement.

 * Shareholders of all Funds will be asked to elect Peter M.
   Lebovitz as a Trustee of the Trust. (Proposal 2).

 * Shareholders of Managers Money Market Fund only will be asked to approve an amendment to the Fund's investment restriction regarding underwriting securities of other issuers. (Proposal 3).

The following table illustrates the matters on which shareholders of each Fund will vote:

PROPOSAL                                1     2     3
-----------------------------------    ---   ---   ---
MANAGERS VALUE FUND                     X     X
MANAGERS CAPITAL APPRECIATION FUND      X     X
MANAGERS SMALL COMPANY FUND             X     X
MANAGERS SPECIAL EQUITY FUND            X     X
MANAGERS INTERNATIONAL EQUITY FUND      X     X
MANAGERS EMERGING MARKETS EQUITY FUND   X     X
MANAGERS INTERMEDIATE BOND FUND         X     X
MANAGERS BOND FUND                      X     X
MANAGERS GLOBAL BOND FUND               X     X
MANAGERS MONEY MARKET FUND              X     X     X


All properly executed proxy cards received prior to the Meeting will be voted at the Meeting in accordance with the marked instructions. Unless instructions are marked to the contrary, shares represented by the proxies will be voted FOR all the proposals. Any shareholder may revoke his or her proxy card(s) at any time prior to the Meeting by (i) sending written notice of revocation to the Secretary of the Trust, (ii) the subsequent execution and return of another proxy prior to the Meeting, (iii) submitting a subsequent telephone vote, (iv) submitting a subsequent internet vote, or (v) being present and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting. The persons designated as proxies, in their discretion, may vote upon such other matters as may properly come before the meeting. The Board of Trustees of the Trust is not aware of any other matters to come before the Meeting.

Holders of record of the shares of the Fund at the close of business on March 3, 2003 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share and a fractional vote on each fractional share on all business presented at the Meeting.

The following table sets forth the number of shares of beneficial interest outstanding of each Fund as of the Record Date:

FUND                                    SHARES OUTSTANDING
------------------------------          ------------------
Managers Value Fund                          2,375,358
Managers Capital Appreciation Fund           5,145,100
Managers Small Company Fund                  1,975,615
Managers Special Equity Fund                36,882,325
Managers International Equity Fund          10,180,782
Managers Emerging Markets Equity Fund        2,198,107
Managers Intermediate Bond Fund                386,444
Managers Bond Fund                           6,203,755
Managers Global Bond Fund                    1,313,370
Managers Money Market Fund                  73,803,795


Under the By-Laws of the Trust, shares held by two or more persons (whether as joint tenants, co-fiduciaries or other-wise) will be voted as follows: (1) if only one person votes, his or her vote will bind all others; (2) if more than one person votes and such persons disagree as to any vote to be cast, the proxy will not be voted as to that item of business.

In the event that the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Meeting, the individuals named as proxies may propose one or more adjournments of the Meeting in accordance with the applicable law to permit further solicitation of proxies. A shareholder vote may be taken on any proposal in this proxy statement prior to such adjournment if sufficient votes have been received. Any such adjournment will require the affirmative vote of a majority of the shares present in person at the Meeting or represented by proxy.

Each of Proposals 1 and 2 will be voted on by the shareholders of all Funds, voting as a single class. Approval of Proposal 1 requires the affirmative vote of the lesser of (i) 67% of the voting securities of the Trust present in person at the Meeting or represented by proxy, if holders of more than 50% of the shares of the Trust outstanding on the record date are present, in person or by proxy, or (ii) more than 50% of the outstanding shares of the Trust on the record date. Approval of Proposal 2 requires a plurality of the shares of the Trust outstanding and entitled to vote at the Meeting, with shareholders of all Funds voting together. Approval of Proposal 3 for Managers Money Market Fund requires the affirmative vote of the lesser of (i) 67% of the voting securities of Managers Money Market Fund present in person at the Meeting or represented by proxy, if holders of more than 50% of the shares of Managers Money Market Fund outstanding on the record date are present, in person or by proxy, or (ii) more than 50% of the outstanding shares of Managers Money Market Fund on the record date.

Abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees which cannot be voted on the proposal(s) because the beneficial owners have not given instructions) will be considered to be shares present at the Meeting, but not voting in favor of Proposals 1 and 3 and will therefore have the effect of a "no" vote. For Proposal 2, abstentions and broker non-votes will not have any effect on the outcome of the vote.

Shareholders can vote by marking the enclosed proxy card(s) and returning the card(s) in the postage-paid envelope. Shareholders can also vote by faxing their proxy card(s) to the Trust at (203) 831-4120 or by calling (800) 690-6903 and recording their vote by telephone or on the internet at the website indicated on your ballot card. Any shareholder who has given a proxy has the right to revoke the proxy any time prior to its exercise:

  * By written notice of the proxy's revocation to the Secretary of the Trust at the above address prior to the Meeting;

  * By the subsequent execution and return of another proxy prior to the Meeting;

  * By submitting a subsequent telephone vote;

  * By submitting a subsequent internet vote; or

  * By being present and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting.

    PROPOSAL 1: TO AMEND THE DECLARATION OF TRUST TO PERMIT THE
          CREATION OF MULTIPLE CLASSES OF SHARES FOR ANY FUND

                 (SHAREHOLDERS OF ALL FUNDS)

The purpose of this proposal is to approve the adoption of an amendment (the "Proposed Amendment") to the Trust's Declaration of Trust that provides that the Trustees, without shareholder approval, may divide the shares of any Fund into two or more classes of shares. Separate classes are common in the mutual fund industry, and are an efficient way of offering a specific investment strategy to different types of investors without creating separate funds for each type of investor. Each class of a Fund represents an interest in the same portfolio of securities held by that Fund but may have different dividend, liquidation, voting and other rights, and may be offered with different service features, distribution arrangements and fees. Each class might also be subject to different minimum investment requirements, exchange privileges and other features.

The Declaration of Trust does not currently contemplate the establishment of multiple classes of shares of any Fund. Furthermore, the Declaration of Trust does not currently permit the Trustees, without shareholder approval, to amend the Declaration of Trust, except in limited circumstances. As a consequence, the Funds have been unable to offer alternative class structures that address the unique needs of different types of investors. The Manager has informed the Trustees that market demand exists for additional classes of shares of the Funds, and that offering additional classes may, over time, enable the Funds to achieve higher total net assets, which may result in potential cost savings for existing shareholders on a per share basis.

The Proposed Amendment provides the Trustees with the ability to divide existing Funds into separate classes, create additional classes of shares, and to take certain other actions (including the liquidation of a class) as may be advisable under the circumstances, in each case without a shareholder vote. The Pro-posed Amendment will not affect the relative rights, preferences and obligations of the shares held by current shareholders. Accordingly, the Trustees believe the proposed amendment would be in the interests of existing shareholders of the Trust. A copy of the proposed amendment is attached to this memorandum as Exhibit A.

Approval of the Proposed Amendment requires the affirmative vote of a "majority of the outstanding voting securities" of the Trust, as defined in the 1940 Act. In other words, approval will require the affirmative vote of the lesser of (i) a majority of all outstanding shares of the Trust and (ii) 67% of the shares voted at a meeting at which a majority of the shares are represented. Shareholders of all Funds will vote together as a single class on this Proposal.

Adoption of the Proposed Amendment will not alter in any way the Trustees' existing fiduciary obligations to act with due care and in the shareholders' interests, and will not result in any changes in the Board of Trustees or officers or in the investment policies and shareholder services described in the current prospectus for each of the Funds.

     THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
             VOTE FOR APPROVAL OF PROPOSAL 1.

  PROPOSAL 2: TO ELECT PETER M. LEBOVITZ AS A TRUSTEE OF THE
                           TRUST

                (SHAREHOLDERS OF ALL FUNDS)

The purpose of this proposal is to elect Peter M. Lebovitz as a Trustee of the Trust. Mr. Lebovitz is the President and Chief Executive Officer of the Manager. He was appointed to the Board on March 7, 2002 by the other Trustees to fill the vacancy created by the expansion of the board at that time.

The 1940 Act permits the Board to fill a vacancy on the Board of Trustees without shareholder approval, but only if, immediately thereafter, at least two-thirds of the Trustees then holding office shall have been elected by the shareholders of the Trust.

Mr. Lebovitz is currently the only Trustee who has not been elected by the shareholders of the Trust, but in the future the Board of Trustees may need to fill additional vacancies on the Board that may occur if a previously elected Trustee resigns or is unable to serve or if the size of the Board is expanded. If there were a number of such vacancies, the Board of Trustees could be required by the 1940 Act to call a shareholder meeting to fill the vacancies. In addition, under the 1940 Act, the Trust is required to call a shareholder meeting for the election of Trustees if at any time less than a majority of the Trustees have been elected by shareholders. The effect of electing Mr. Lebovitz at this time is to decrease the likelihood that the Trust will need to call a shareholder meeting with its associated expenses in the foreseeable future to elect Trustees, which will result in a potential savings for shareholders. Therefore, the Board of Trustees has determined that it would be appropriate to present Mr. Lebovitz to shareholders for election at this Meeting.

Information about Mr. Lebovitz is shown below. Mr. Lebovitz is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with the Manager and Managers
Distributors, Inc.

                                                NO. OF
NAME, DATE OF            PRINCIPAL              FUNDS IN            OTHER
BIRTH AND POSITION(S)    OCCUPATIONS            FUND COMPLEX        DIRECTOR-
HELD WITH TRUST AND      DURING PAST            OVERSEEN SHIPS      SHIPS HELD
LENGTH OF TIME SERVED    5 YEARS                BY TRUSTEE*         BY TRUSTEE
-----------------------  ------------------     ------------------- ---------------
Peter M. Lebovitz        President and Chief           22                None
DOB: 1/18/55             Executive Officer, The
Trustee since 2002;      Managers Funds LLC
President since 1999     (1999-Present); President,
                         Managers Distributors, Inc.
The Managers Funds       (2000-Present); Director of
40 Richards Avenue       Marketing, The Managers
Norwalk, CT 06854        Funds, LP (1994-1999);
                         Director of Marketing,
                         Hyperion Capital Management,
                         Inc. (1993-1994); Senior Vice
                         President, Greenwich Asset
                         Mgmt., Inc. (1989-1993)

* The Fund Complex consists of The Managers Funds, Managers AMG
  Funds, Managers Trust I, and Managers Trust II.

OTHER TRUSTEES AND OFFICERS OF THE TRUST
----------------------------------------
Information about the Trustees and Officers of the Trust
(other than Mr. Lebovitz) is shown in the table below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds' performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 40 Richards Avenue, Norwalk, Connecticut 06854.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed for cause by at least two-thirds of the number of Trustees remaining after such removal (provided that there shall not be fewer than 3 remaining Trustees); (c) shareholders may vote to remove a Trustee at a special meeting of shareholders held at the written request of shareholders of 10% or more of the outstanding shares of the Trust.

The President, Treasurer and Secretary of the Trust are elected by the Trustees and hold office until their respective successors are chosen and qualified, or in each case until the officer dies, resigns, is removed or becomes disqualified.

The Board of Trustees met five times during the fiscal year ended December 31, 2002.

INDEPENDENT TRUSTEES
--------------------
The following Trustees are not interested persons of the Trust within the meaning of the 1940 Act ("Independent Trustees"):

                                                NO. OF
NAME, DATE OF            PRINCIPAL              FUNDS IN            OTHER
BIRTH AND POSITION(S)    OCCUPATIONS            FUND COMPLEX        DIRECTOR-
HELD WITH TRUST AND      DURING PAST            OVERSEEN SHIPS      SHIPS HELD
LENGTH OF TIME SERVED    5 YEARS                BY TRUSTEE*         BY TRUSTEE
-----------------------  ------------------     ------------------- ---------------
Jack W. Aber             Professor of Finance,        22            Trustee of
DOB: 9/9/37              Boston University                          Appleton Growth
Trustee since 1999       School of Management                       Fund (1 portfolio);
                         (1972-Present)                             Trustee of Third
                                                                    Avenue Trust
                                                                    (4 portfolios);
                                                                    Trustee of Third
                                                                    Avenue Variable
                                                                    Series Trust
                                                                    (1 portfolio)

William E. Chapman, II   President and Owner,         22            Trustee of Third
DOB: 9/23/41             Longboat Retirement                        Avenue Trust
Trustee since 1999       Planning Solutions                         (4 portfolios);
                         (1998-Present); Hewitt                     Trustee of Third
                         Associates, LLC (part                      Avenue Variable
                         time) (provider of                         Series Trust
                         Retirement and                             (1 portfolio)
                         Investment Education
                         Seminars); President,
                         Retirement Plans Group,
                         Kemper Funds (1990-1998)

Edward J. Kaier          Partner, Hepburn Wilcox      22            Trustee of Third
DOB: 9/23/45             Hamilton & Putnam (1977-                   Avenue Trust
Trustee since 1999       Present)                                   (4 portfolios);
                                                                    Trustee of Third
                                                                    Avenue Variable
                                                                    Series Trust
                                                                    (1 portfolio)

Madeline H. McWhinney    Member, Investment           14                  None
DOB: 3/11/22             Committee, New Jersey
Trustee since 1987       Supreme Court (1990-
                         Present); Member, Advisory
                         Board on Professional Ethics,
                         New Jersey Supreme Court
                         (1983-1998); President, Dale,
                         Elliott & Company, Inc.
                         (Management Consultant)
                         (1977-1994)


                                                NO. OF
NAME, DATE OF            PRINCIPAL              FUNDS IN            OTHER
BIRTH AND POSITION(S)    OCCUPATIONS            FUND COMPLEX        DIRECTOR-
HELD WITH TRUST AND      DURING PAST            OVERSEEN SHIPS      SHIPS HELD
LENGTH OF TIME SERVED    5 YEARS                BY TRUSTEE*         BY TRUSTEE
-----------------------  ------------------     ------------------- ---------------
Steven J. Paggioli       Consultant; Trustee,         14                 None
DOB: 4/3/50              Professionally Managed
Trustee since 1993       Portfolios (1991-present);
                         formerly Executive Vice
                         President and Director,
                         The Wadsworth Group
                         (1986-2001); Executive
                         Vice President, and Director,
                         Investment Company
                         Administration, LLC
                         (1990-2001); Vice
                         President, Secretary
                         and Director, First Fund
                         Distributors, Inc.
                         (1991-2001)

Eric Rakowski            Professor, University of     22            Trustee of Third
DOB: 6/5/58              California at Berkeley                     Avenue Trust
Trustee since 1999       School of Law (1990-                       (4 portfolios);
                         Present); Visiting                         Trustee of Third
                         Professor, Harvard Law                     Avenue Variable
                         School (1998-1999)                         Series Trust
                                                                    (1 portfolio)

Thomas R. Schneeweis     Professor of Finance,        14                  None
DOB: 5/10/47             University of
Trustee since 1987       Massachusetts (1985-
                         Present); Managing
                         Director, Center for
                         International Securities
                         and Derivatives Markets
                         at the University of
                         Massachusetts, (1994-
                         Present); President and
                         Chief Executive Officer,
                         Schneeweis Partners,
                         LLC (2001-Present)


* The Fund Complex consists of The Managers Funds, Managers AMG
  Funds, Managers Trust I, and Managers Trust II.

INTERESTED TRUSTEE
------------------
Sean M. Healey is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc.:

                                                NO. OF
NAME, DATE OF            PRINCIPAL              FUNDS IN            OTHER
BIRTH AND POSITION(S)    OCCUPATIONS            FUND COMPLEX        DIRECTOR-
HELD WITH TRUST AND      DURING PAST            OVERSEEN SHIPS      SHIPS HELD
LENGTH OF TIME SERVED    5 YEARS                BY TRUSTEE*         BY TRUSTEE
-----------------------  ------------------     ------------------- ---------------
Sean M. Healey           President and Chief           22                None
DOB: 5/9/61              Operating Officer,
Trustee since 1999       Affiliated Managers
                         Group, Inc. (1999-
                         Present); Director,
                         Affiliated Managers
                         Group, Inc. (2001-
                         Present); Executive
                         Vice President,
                         Affiliated Managers
                         Group, Inc. (1995-
                         1999); Vice President,
                         Goldman, Sachs &
                         Company (1987-1995)


* The Fund Complex consists of The Managers Funds, Managers AMG
  Funds, Managers Trust I, and Managers Trust II.

OFFICERS
--------

                 POSITION(S) HELD WITH
NAME AND         TRUST AND LENGTH OF          PRINCIPAL OCCUPATIONS
DATE OF BIRTH    TIME SERVED                  DURING PAST 5 YEARS
---------------  ---------------------------  -------------------------------
Donald S. Rumery Treasurer since 1995;        Director, Finance and Planning,
DOB: 5/29/58     Secretary since 1997         The Managers Funds LLC, (1994-
                                              Present); Treasurer and
                                              Chief Financial Officer, Managers
                                              Distributors, Inc. (2000-Present);
                                              Secretary and Treasurer of
                                              Managers Trust I; Secretary and
                                              Treasurer of Managers Trust II and
                                              Treasurer of Managers AMG Funds

Galan G. Daukas  Chief Financial Officer      Chief Financial Officer, Managers
DOB: 10/24/63      since 2002                 Trust I, Managers Trust II and
                                              Managers AMG Funds (2002-
                                              present); Chief Operating Officer,
                                              The Managers Funds LLC (2002-
                                              Present); Chief Operating Officer
                                              and Chairman of the Management
                                              Committee, Harbor Capital Mgmt.
                                              Co., Inc. (2000-2002); Chief
                                              Operating Officer, Fleet Investment
                                              Advisors (1992-2000)


TRUSTEE SHARE OWNERSHIP
-----------------------
Information in table below is currently as of December 31, 2002.

                                                    Aggregate Dollar Range
                                                    of Equity Securities in
                                                    All Registered Investment
                         Dollar Range               Companies Overseen
                         of Equity Securities       by Trustee in Family of
                         in the Funds               Investment Companies*
                         Beneficially Owned         as Beneficially Owned as
                         of December 31, 2002       of December 31, 2002
                         ---------------------      -------------------------
Independent Trustees:
---------------------
Jack W. Aber                     None                  $50,001 to $100,000
William E. Chapman II            None                     Over $100,000
Edward J. Kaier           $10,001 to $50,000              Over $100,000
Madeline H. McWhinney            None                  $50,001 to $100,000
Steven J. Paggioli        $10,001 to $50,000              Over $100,000
Eric Rakowski                  $1 to $10,000                $1 to $10,000
Thomas R. Schneeweis             None                  $10,001 to $50,000

Interested Trustees:
--------------------
Sean M. Healy                    None                  $50,001 to $100,000
Peter M. Lebovitz              $1 to $10,000              Over $100,000


* The Family of Investment Companies consists of The Managers
  Funds, Managers AMG Funds, Managers Trust I, and Managers Trust II.

AUDIT COMMITTEE
---------------
The Board of Trustees has an Audit Committee consisting of the Independent Trustees. Under the terms of its charter, which is attached to this proxy statement as Exhibit B, the Audit Committee (a) acts for the Trustees in overseeing the Trust's financial reporting and auditing processes, (b) reviews and assesses the performance of the Trust's independent public accountants, (c) makes recommendations to the full board annually as to the appointment of independent public accountants, (d) meets periodically with the independent accountants to review the annual audits and the services provided by the independent public accountants and (e) reviews and reports to the full Board of Trustees with respect to any material accounting, tax, valuation or record keeping issues that may affect the Trust, its financial statements or the amount of any dividend or distribution right, among other matters. The Audit Committee met twice during the most recent fiscal year.

INDEPENDENT ACCOUNTANTS
-----------------------
The Trust has retained PricewaterhouseCoopers LLP as the Trust's independent public accountants for the fiscal year ending December 31, 2003. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting but are expected to be available by telephone should the need for consultation arise.

AUDIT FEES
----------
The Trust estimates that the aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered in connection with (i) the audit of the annual financial statements set forth in the Trust's Annual Report for all Funds except for Managers Money Market Fund for the year ended December 31, 2002,
(ii) the audit of the annual financial statements set forth in the Trust's Annual Report for Managers Money Market Fund for the year ended November 30, 2002, (iii) the Trust's Semi-Annual Report for all Funds except for Managers Money Market Fund for the period ended June 30, 2002 and (iv) the Trust's Semi-Annual Report for Managers Money Market Fund for the period ended May 31, 2002 were approximately $199,500.

FINANCIAL INFORMATION SYSTEMS DESIGN & IMPLEMENTATION FEES
----------------------------------------------------------
For the fiscal year ended December 31, 2002, PricewaterhouseCoopers LLP received no fees for financial information systems design and implementation on behalf of the Trust, the Manager or Managers Distributors, Inc.

ALL OTHER FEES
--------------
For the fiscal year ended December 31, 2002, PricewaterhouseCoopers LLP was also paid approximately $54,750 for all other non-audit services rendered on behalf of the Trust, which consisted of assisting in the preparation and/or review of each Fund's federal income tax returns and received no fees for providing other non-audit services from the Manager or Managers Distributors, Inc.,

The Trust's Audit Committee has considered whether the provision of non-audit services in connection with the preparation and review of income tax returns as shown above is compatible with maintaining PricewaterhouseCoopers LLP's independence.

TRUSTEES' COMPENSATION
----------------------
For their services as Trustees of The Managers Funds and other mutual funds within The Managers Funds fund complex for the fiscal year ended December 31, 2002, the Trustees were compensated as follows:

COMPENSATION TABLE:
-------------------

                                                 Total Compensation
                           Aggregate             from the Funds
                           Compensation          and the Fund Complex
Name of Trustee            from the Trust (a)    Paid to Trustees (b)
-----------------------    ------------------    --------------------
Independent Trustees:
---------------------
Jack W. Aber                    $24,500                 $31,500
William E. Chapman II           $24,500                 $31,500
Edward J. Kaier                 $24,500                 $31,500
Madeline H. McWhinney           $24,500                 $26,500
Steven J. Paggioli              $23,500                 $25,500
Eric Rakowski                   $24,000                 $31,000
Thomas R. Schneeweis            $24,000                 $26,000

Interested Trustees:
--------------------
Sean M. Healy                     None                    None
Peter M. Lebovitz                 None                    None


(a) Compensation is calculated for the 12 months ended December 31, 2002. The Trust does not provide any pension or retirement benefits for the Trustees.

(b) Total compensation includes compensation paid during the 12-month period ended December 31, 2002 for services as Trustees of The Managers Funds, Managers AMG Funds, Managers Trust I and/or Managers Trust II.

As of March 3, 2003, all management personnel (i.e., the Trustees and Officers) as a group owned less than 1% of the outstanding shares of any Fund.

       THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                VOTE FOR APPROVAL OF PROPOSAL 2.

PROPOSAL 3: TO APPROVE AN AMENDMENT TO THE INVESTMENT RESTRICTION
REGARDING UNDERWRITING SECURITIES OF OTHER ISSUERS FOR MANAGERS
MONEY MARKET FUND

         (MANAGERS MONEY MARKET FUND SHAREHOLDERS ONLY)

The 1940 Act requires every investment company to maintain a fundamental policy with respect to engaging in the business of underwriting the securities of other issuers. Consistent with this requirement, the Money Market Fund's current policy regarding underwriting the securities of other issuers is as follows:

   "[The Fund may] not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the [Securities Act of 1933]."

Under the 1940 Act, if a policy is fundamental, the Fund may not deviate from, or change the terms of, that policy without shareholder approval.

The Trustees recommend that shareholders of Managers
Money Market Fund vote to amend the Fund's current policy regarding underwriting securities of other issuers to read as follows (additional language is surrounded by asterisks, deletions are surrounded by parentheses):

   "[The Fund may] not underwrite securities of other issuers, except to the extent that the Fund, **in disposing of portfolio securities**, may be deemed an underwriter within the meaning of the 1933 Act (in disposing of portfolio securities or in connection with investments in other investment companies.)"

The Fund currently operates as a feeder fund in a master-feeder investment fund structure and as a consequence, invests all of its assets in the registered investment company that serves as the structure's master fund. The primary purpose of the proposal is to clarify that the Fund is not prohibited from investing in other investment companies, even if, as a result of such investment, the Fund is technically considered an underwriter under federal securities laws. If the proposal is approved, the new restriction may not be changed without the approval of shareholders. Adoption of the proposed restriction concerning underwriting securities of other issuers is not expected to affect the master-feeder arrangement, the investment performance of the Fund, or the securities or instruments in which the Fund invests.

The Board of Trustees has concluded that the proposal will benefit the Fund and its shareholders. The Trustees recommend voting FOR the proposal. The amended fundamental restriction will become effective upon shareholder approval. If the proposal is not approved by the shareholders of the Fund, the Fund's current restriction will remain unchanged.

          THE BOARD OF TRUSTEES RECOMMENDS THAT SHARE-
            HOLDERS VOTE FOR APPROVAL OF PROPOSAL 3.

                   ADDITIONAL INFORMATION
                   ----------------------

SOLICITATION OF PROXIES
-----------------------
Representatives of the Manager may solicit proxies by telephone, letter or personally and will receive no additional compensation for these services. The Trust may also use one or more proxy solicitation firms to assist with the mailing and tabulation effort and any special personal solicitation of proxies. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed by the Funds for their reasonable expenses in sending proxy material to beneficial owners of shares of the Funds. The cost of the solicitation of proxies will be borne by the Funds. The cost of preparing, printing and mailing the enclosed proxy card and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph will be paid by the Funds. Certain solicitation costs will be directly attributable to a Fund soliciting shareholder approval, while other expenses of solicitation will not be directly attributable to any specific Fund. Solicitation costs that are directly attributable to a particular Fund will be borne by that Fund. All other solicitation expenses will be allocated pro rata based on the number of shareholder accounts of each Fund.

As the Meeting date approaches, shareholders who have not voted their proxy may receive a telephone call asking them to vote. In all cases where a telephonic proxy is solicited, shareholders will be asked to give their full name, social security number or employee identification number, address, title (if applicable) and the number of shares owned, and to confirm that they have received the proxy materials in the mail.

If a shareholder wishes to participate in the meeting, and does not wish to authorize the execution of a proxy by telephone, mail or internet, the shareholder may vote at the Meeting in person.

If you require additional information regarding the proxy or replacement proxy cards, please call The Managers Funds toll free at (800) 835-3879. Any proxy given by a shareholder, whether in writing or by telephone, is revocable until voted at the Meeting.

FINANCIAL INFORMATION
---------------------
THE FUNDS' MOST RECENT ANNUAL REPORTS AND SEMI-ANNUAL REPORTS ARE
AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE
MANAGERS FUNDS, 40 RICHARDS AVENUE, NORWALK, CONNECTICUT 06854,
OR BY CALLING (800) 835-3879, OR ON OUR WEBSITE AT
WWW.MANAGERSFUNDS.COM.

RECORD OR BENEFICIAL OWNERSHIP
------------------------------
Exhibit C contains information about the record or beneficial ownership by shareholders of five percent (5%) or more of each Fund's outstanding shares, as of the record date.

SHAREHOLDER PROPOSALS
---------------------
The Trust does not hold regularly scheduled meetings of the shareholders of the Funds. Any shareholder desiring to present a proposal for inclusion at the meeting of shareholders next following this meeting should submit such proposal to the Trust at a reasonable time before the solicitation is made.

OTHER MATTERS TO COME BEFORE THE MEETING
----------------------------------------
The Board of Trustees knows of no business other than that specifically mentioned in the Notice of Special Meeting of Shareholders that will be presented or considered at the Meeting.
If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

THE TRUSTEES RECOMMEND APPROVAL OF EACH PROPOSAL.  ANY UNMARKED
PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN
FAVOR OF APPROVAL OF THE PROPOSALS.

March 10, 2003

By Order of the Trustees,

/s/ Donald S. Rumery
--------------------
Donald S. Rumery
Secretary

                          EXHIBIT A
                          ---------
                    FORM OF AMENDMENT TO
                    DECLARATION OF TRUST
                    --------------------

The proposed amendment would add the following provision to the Trust's Declaration of Trust:

"Section 5.12. Classes of Shares.
---------------------------------
  In addition to all other powers set forth in this Declaration, including without limitation the power to establish and designate Series in accordance with Section 5.11, the Trustees shall have exclusive power, without the requirement of Shareholder approval, to issue classes of Shares of any Series or divide the Shares of any Series into classes, each class having such different dividend, liquidation, voting and other rights and characteristics as the Trustees may determine, and may establish and designate the specific classes of Shares of each Series.

  The fact that a Series shall have initially been established and designated without any specific establishment or designation of classes (i.e., that all Shares of such Series are initially of a single class), or that a Series shall have more than one established and designated class, shall not limit the authority of the Trustees to establish and designate separate classes, or one or more additional classes, of said Series without approval of the holders of the initial class thereof, or previously established and designated class or classes thereof.

  The establishment and designation of any class of Shares of a Series shall be effective upon the execution by a majority of the then Trustees (or an officer of the Trust pursuant to the vote of a majority of the Trustees) of an instrument setting forth such establishment and designation of the relative rights and preferences of such class of Shares, or as otherwise provided in such instrument. At any time that there are no Shares outstanding of any particular class of a Series previously established and designated, the Trustees may, by an instrument executed by a majority of their number (or an officer of the Trust pursuant to the vote of a majority of the Trustees), abolish that class and the establishment and designation thereof. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration.

If the Trustees shall divide the Shares of any Series into two or more classes, the following provisions shall be applicable in respect thereof:

    (a) The number of authorized Shares and the number of Shares of each class that may be issued shall be un-limited. The Trustees may classify or reclassify any unissued Shares or any Shares previously issued and reacquired of any class into one or more classes that may be established and designated from time to time. The Trustees may hold as treasury shares (of the same or some other class), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any class reacquired by the Trust at their discretion from time to time.

    (b) All consideration received by the Trust for the issue or sale of Shares of a particular class of a Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall belong to the Series and be allocable to that class of such Series, subject only to the rights of creditors and except as may otherwise be required by applicable tax laws, shall be so recorded upon the books of account of the Trust and shall be held by the Trustees in trust for the benefit of the holders of Shares of that class of the Series. In the event that there are any assets, income, earnings, profits and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular class of a Series, the Trustees shall allocate them among any one or more of the classes of such Series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series and classes thereof for all purposes.

    (c) The assets belonging to each particular class of a Series shall be charged with the liabilities of the Trust in respect of that class of such Series, and all expenses, costs, charges and reserves attributable to that class of such Series. Any general liabilities, expenses, costs, charges or reserves of a Series which are not readily identifiable as belonging to any particular class of such Series shall be allocated and charged by the Trustees to and among any one or more of the classes of such Series established and designated from time to time in such manner and on such basis as the Trustees, in their sole discretion, deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of a Series and all classes thereof for all purposes. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items are capital, and each such determination and allocation shall be conclusive and binding upon the Shareholders.

    (d) The net asset value per Share of a Series that has been divided into classes shall be determined separately for each such class, and shall be equal to the quotient obtained by dividing the value of the net assets of the Series allocable to the class (being the value of the assets belonging to the Series as determined in accordance with Section 7.1 hereof and allocable to the class, less the liabilities belonging to such class) by the total number of Shares of such class outstanding.

    (e) Dividends and distributions on Shares of a Series that has been divided into classes shall be determined separately for each class of such Series and paid from the assets belonging to and allocable to each such class, after providing for actual and accrued liabilities belonging to that class. All dividends and distributions on Shares of a particular class shall be distributed pro rata to the holders of Shares of that class in proportion to the number of Shares of that class held by such holders at the date and time of record established for the payment of such dividends or distributions. Such dividends and distributions may be made in cash or Shares of that class or another class of such Series or a combination thereof as determined by the Trustees or pursuant to any program that the Trustees may have in effect at the time for the election by each Shareholder of the mode of the making of such dividend or distribution to that Shareholder.

    (f) Whenever the Shares of a Series are otherwise required or permitted to vote under this Declaration, the Shares of each class of the Series shall vote together with all other classes of such Series with respect to such matter, except that when (i) required by applicable law, including the 1940 Act and Rules 18f-2 and 18f-3 thereunder, or (ii) the Trustees have determined that the matter to be voted upon affects only the interests of one or more classes of the Series, then only the Shareholders of such class or classes shall be entitled to vote thereon.

    (g) The Trustees, without the requirement of Shareholder approval, may redesignate, reclassify or convert the Shares of a class of any Series into a new or existing class of Shares of the same Series on such fair and equitable terms and conditions as the Trustees may determine in their sole discretion.

  To the fullest extent necessary to implement the underlying purpose and intent of this Section 5.12, this Section shall qualify each other provision set forth in this Declaration and all references to Series in this Declaration shall be deemed to incorporate or additionally include references to the classes thereof as the context may require. Any conflict or need for clarification as between this Section 5.12 and any other pro-vision of this Declaration shall be resolved by the Trustees in their sole discretion."

                           EXHIBIT B
                           ---------

                    AUDIT COMMITTEE CHARTER
                    -----------------------

1. MEMBERSHIP, COMPOSITION AND GOVERNANCE.
   ---------------------------------------
   a. The Audit Committee for The Managers Funds (the "Fund") shall consist of three or more Trustees, none of whom shall be "interested persons" (within the meaning of the Investment Company Act of 1940, as amended) of the Fund, or any adviser or sub-adviser thereto. The members of the Audit Committee shall be appointed by the Board of Trustees, which shall also determine the number and term of such members. Unless otherwise determined by the Board, the members of the Audit Committee shall appoint one member of the Audit Committee to serve as the Chairman of the Audit Committee.

   b. Meetings of the Audit Committee shall be held at such times and at such places as determined from time to time by the Committee, but not less frequently than annually. In addition, the Chairman of the Audit Committee shall have the power to call meetings of the Audit Committee at any time. A majority of the members of the Audit Committee shall constitute a quorum for purposes of transacting business at any meeting of the Audit Committee.

1. POWERS AND DUTIES.
   ------------------
   The Audit Committee shall have the following powers and duties:

   a. To act for the Board in overseeing the Fund's financial reporting and auditing processes. To perform this function, the Committee shall have direct access to the Chief Executive Officer, Chief Financial Officer, and all senior financial personnel of the Fund and the adviser, as well as the independent auditors. In addition, the Committee may meet with other officers and employees of the adviser and other service providers for the Fund when, in the judgment of the Committee, such meetings are warranted.

   b. To review and assess the performance of the independent public auditors and make recommendations to the full Board annually as to the appointment of independent public auditors.

   c. To meet periodically with the independent auditors to review the scope of the annual audit and the policies relating to internal procedures and controls and to review with the independent auditors accounting principles employed in the Fund's financial reports and any proposed changes therein; to approve professional non-audit services provided by the independent auditors; to consider the possible effect of providing such services on the auditor's independence; to review the range of fees of the auditors for both audit and non-audit services; and to review the results of the examination of the Fund's financial statements by the independent auditors.

   d. To review, as appropriate, the annual audited financial statements of the Fund and the management letter issued by the independent auditors.

   e. To review and report to the full Board with respect to any material accounting, tax, valuation, or record keeping issues that may affect the Fund, its financial statements or the amount of any dividend or distribution rate.

   f. To direct and supervise investigations into any matters within its scope, including integrity of reported facts and figures, ethical conduct, and appropriate disclosure.

   g. To make recommendations or reports on matters that, in its judgment, should receive the attention of the Board of Trustees of the Fund.

   h. To retain special counsel and other experts or consultants at the expense of the Fund as a resource to assist the Commit-tee in discharging its responsibilities.

                           EXHIBIT C
                           ---------

5% OF RECORD OR BENEFICIAL OWNERS OF EACH FUND'S OUTSTANDING SHARES
-------------------------------------------------------------------

       CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

CONTROL PERSONS
---------------
As of March 3, 2003 Charles Schwab & Co., Inc., located at 101 Montgomery Street, San Francisco CA, "controlled" (within the meaning of the 1940 Act) the Managers Special Equity Fund, the Managers Emerging Markets Equity Fund and the Managers Bond Fund. As of March 3, 2003, National Financial Services Corp., located at 200 Liberty Street, New York New York, "controlled" (within the meaning of the 1940 Act) the Managers International Equity
Fund and Managers Emerging Markets Fund. As of March 3, 2003,
PFPC Brokerage Services, located at 211 South Gulph Road, King of Prussia PA, "controlled" (within the meaning of the 1940 Act) the Managers Value Fund, the Managers Small Company Fund and the Managers Global Bond Fund. As of March 3, 2003, Affiliated Managers Group, Inc., located at 600 Hale Street, Prides Crossing MA, "controlled" (within the meaning of the 1940 Act) the Managers Money Market Fund. Affiliated Managers Group, Inc. ("AMG") is the parent company of The Managers Funds LLC, the Funds' investment manager and Managers Distributors, Inc., the Funds' distributor.
An entity or person which "controls" the Fund could have effective voting control over a Fund. Each of these shareholders are omnibus processing organizations that hold Fund shares on behalf of the shares' beneficial owners.

PRINCIPAL HOLDERS OF SECURITIES
-------------------------------
As of March 3, 2003, the following persons or entities owned of record more than 5% of the outstanding shares of the Funds:

MANAGERS VALUE FUND                            # OF SHARES    PERCENT
-------------------                            -----------    -------
PFPC Brokerage Services, King of Prussia, PA     1,194,052      50%
Charles Schwab & Co., Inc., San Francisco, CA      348,509      15%
Fidelity Investments Institutional, Covington, KY  333,718      14%

MANAGERS CAPITAL APPRECIATION FUND
----------------------------------
PFPC Brokerage Services, King of Prussia, PA     1,107,610      22%
Charles Schwab & Co., Inc., San Francisco, CA    1,042,467      20%
Mellon Bank, NA., Everett, MA                      505,325      10%
Merrill Lynch, Pierce, Fenner & Smith,
  Jacksonville, FL                                 483,580       9%
National Financial Services Corp., New York, NY    302,264       6%

MANAGERS SMALL COMPANY FUND
---------------------------
PFPC Brokerage Services, King of Prussia, PA     1,449,811      73%
Charles Schwab & Co., Inc., San Francisco, CA      140,054       7%
Key Bank TTEE FBO CLE FDN, Cleveland, OH           130,175       7%

MANAGERS SPECIAL EQUITY FUND
----------------------------
Charles Schwab & Co., Inc., San Francisco, CA    9,675,595      26%
National Financial Services Corp., New York, NY  3,749,219      10%
Fidelity Investments Institutional,Covington,KY  2,172,780       6%

                              31

MANAGERS INTERNATIONAL EQUITY FUND              # OF SHARES     PERCENT
----------------------------------              -----------     ------
National Financial Services Corp., New York, NY   2,992,677       29%
Charles Schwab & Co., Inc., San Francisco, CA     2,013,787       20%
Merrill Lynch Pierce Fenner & Smith,
  Jacksonville, FL                                  687,456        7%

MANAGERS EMERGING MARKETS EQUITY FUND
-------------------------------------
National Financial Services Corp., New York, NY     702,022       32%
Charles Schwab & Co., Inc., San Francisco, CA       566,040       26%
PFPC Brokerage Services, King of Prussia, PA        296,958       14%
IMS & Co., Englewood, CO                            177,396        8%

MANAGERS INTERMEDIATE BOND FUND
-------------------------------
PFPC Brokerage Services, King of Prussia, PA         84,611       22%
Charles Schwab & Co., Inc., San Francisco, CA        73,140       19%
National Financial Services Corp., New York, NY      33,840        9%
Belbank & Co., Belvidere, IL                         19,438        5%
American Documentaries, Inc., Walpole, NH            19,823        5%

MANAGERS BOND FUND
------------------
Charles Schwab & Co., Inc., San Francisco, CA     1,925,198       31%
Fidelity Investments Institutional, Covington, KY   982,874       16%
National Financial Services, Corp., New York, NY    575,415        9%
PFPC Brokerage Services, King of Prussia, PA        573,901        9%

MANAGERS GLOBAL BOND FUND
-------------------------
PFPC Brokerage Services, King of Prussia, PA        667,037       52%
Charles Schwab & Co., Inc., San Francisco, CA       173,304       14%
National Financial Services, Corp., New York, NY    161,163       13%

MANAGERS MONEY MARKET FUND
--------------------------
Affiliated Managers Group, Inc.*                 33,644,310       46%
Yaxis Group LLC, New York, NY                    13,545,552       18%
PFPC Brokerage Services, King of Prussia, PA      8,936,478       12%


* Affiliated Managers Group, Inc. ("AMG") is the parent company of The Managers Funds LLC, the Funds' investment manager and Managers Distributors, Inc., the Funds' distributor. AMG is the beneficial owner of the shares of Managers Money Market Fund listed above and is expected to vote those shares in favor of Proposals 1, 2 and 3.

Except as noted above, the Trust did not know of any person who, as of March 3, 2003, beneficially owned more than 5% or more of the outstanding shares of the Funds.

MANAGEMENT OWNERSHIP
--------------------
As of March 3, 2003, all management personnel (i.e., Trustees and
Officers) as a group owned beneficially less than 1% of the outstanding shares of any Fund.

[THE MANAGERS FUNDS LOGO]
P.O. Box 9132
Hingham, MA 02043-9132

Managers Value Fund
Managers Capital Appreciation Fund
Managers Small Company Fund
Managers Special Equity Fund
Managers International Equity Fund
Managers Emerging Markets Equity Fund
Managers Intermediate Bond Fund
Managers Bond Fund
Managers Global Bond Fund
Managers Money Market Fund

You can also vote your proxy by faxing it to us at (203) 831-4120, by calling (800) 690-6903 and recording your vote by telephone, or on the internet at www.proxyweb.com.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

FUND NAME PRINTS HERE

The undersigned hereby appoints Galan G. Daukas and Donald S. Rumery, as proxies, with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of any series of The Managers Funds standing in the name of the undersigned with all powers which the undersigned would possess if present at the Special Meeting of Shareholders to be held April 22, 2003 at 10:00 a.m. or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREBY BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXIES WILL VOTE SHARES REPRESENTED BY THIS PROXY FOR PROPOSALS LISTED ON THE REVERSE SIDE AND WILL VOTE IN THEIR DISCRETION ON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THIS MEETING. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

Signature:__________________ Date:_____________

Signature:__________________ Date:_____________

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporation name by President or other authorized officer.
If a partnership, please sign in partnership name by an authorized person.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [XX]
PLEASE DO NOT USE FINE POINT PENS.

The Board of Trustees recommends a vote FOR Items 1, 2 and 3.

                                              FOR         AGAINST    ABSTAIN
                                              -------     -------    -------
ALL FUNDS
---------
1.  Approving an amendment to the             [     ]     [     ]    [     ]
    Declaration of Trust to permit the
    creation of multiple classes of shares
    for any Fund.


ALL FUNDS
---------
2.  Election of Peter M. Lebovitz as a        [     ]     [     ]    [     ]
    Trustee of the Trust.


MANAGERS MONEY MARKET FUND ONLY
-------------------------------
3.  Approving an amendment to the investment  [     ]     [     ]    [     ]
    restriction regarding underwriting
    securities of other issuers for Managers
    Money Market Fund.


                             PLEASE SIGN ON REVERSE SIDE